Exhibit 99.2
Superior Energy Services, Inc.
September 25, 2006 Conference call to discuss definitive merger agreement between Superior Energy Services, Inc. and Warrior Energy Services Corporation

Transaction Summary
• Acquisition of Warrior Energy Services
– Transaction size: Approximately $358 million
• Approximately $175 million in cash
• Approximately 5.3 million shares
•Assume $44 million in debt
– Expected to close late in 4Q 2006
• Accretive in 2007

Transaction Rationale
Accelerates geographic diversification to domestic onshore market
Provides platform to deploy capital and introduce new technical production-related services
– Expedites introduction of services and solutions to new markets
– Facilitates growth of “premium” wireline and coiled tubing)
Adds management and skilled workforce in new markets
• Creates Leading North American Production Enhancement Company

Overview of Warrior Energy Services
• Warrior provides premium production-related services
- One of the leading onshore providers of cased hole wireline (electric line) services
- Strong presence in the U.S. onshore snubbing and related rental equipment market
• Established footprint in most major domestic land and offshore basins
- 25 operating bases in 10 states
• Over 570 skilled employees
• Early stages of significant expansion of asset base with $131 million in planned capital expenditures through 2008

10 0 10 10212 4 2 2008
10 0 10 12214 4 2
WARR Unit Expansion 2007 —
Combined 73 24 97 17623 33 29
67 15 82 6 06 15 5
Warrior
at December 31, 2006 6 9 15 11617 18 24
SPN
[1]
Expansion Plan Cased hole wireline (electric line) units Land Offshore Total Coiled tubing spreads Land Offshore Total Snubbing/Hydraulic workover units Plug and abandonment spreads
[1] Includes coiled tubing, nitrogen pumping and fluid pumping

Map of Combined Companies Operations
Superior Energy
Warrior Energy
Producing Basins

Forward-Looking Statements
These statements are based on the events, which The information contained in this presentation is This presentation contains forward-looking statements, including, in particular, statements about Superior Energy’s plans, strategies and prospects. Company’s current assumptions, expectations and projections about future are subject to a wide range of business risks. Although the Company believes that the assumptions reflected in these forward-looking statements are reasonable, the Company can give no assurance that these assumptions will prove to be correct or that financial or market forecasts, savings or other benefits anticipated in the forward-looking statements will be achieved. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected. only current as of September 25, 2006, and the Company undertakes no obligation to update this presentation.

Additional Disclosures
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC In connection with the proposed merger, Superior will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Warrior that also constitutes a prospectus of Superior. Warrior will mail the proxy statement/prospectus to its stockholders. Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by Superior and Warrior with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus (when it is filed) and the other documents may also be obtained for free by accessing Warrior’s website at www.warriorenergy services.com or by accessing Superior’s website at www.superiorenergy.com.
Superior, Warrior and their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from Warrior’s stockholders in connection with the proposed transaction. Information regarding such persons and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC. You can obtain free copies of these documents from Superior or Warrior using the contact information above.